Execution Version

AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (this “Amendment”), entered into on, and effective as of November 2, 2017 (the “Effective Date”), is made by and  among SPARK HOLDCO, LLC (“HoldCo”), a Delaware limited liability company, SPARK ENERGY, LLC (“Spark”), a Texas limited liability company, SPARK ENERGY GAS, LLC (“SEG”), a Texas limited liability company, CENSTAR ENERGY CORP, a New York corporation (“CenStar”), CENSTAR OPERATING COMPANY, LLC, a Texas limited liability company (“Censtar Opco”), OASIS POWER, LLC, a Texas limited liability company (“Oasis”), OASIS POWER HOLDINGS, LLC, a Texas limited liability company (“Oasis Holdings”), ELECTRICITY MAINE, LLC, a Maine limited liability company (“Maine”), ELECTRICITY N.H., LLC, a Maine limited liability company (“NH”), PROVIDER POWER MASS, LLC, a Maine limited liability company (“Mass”), MAJOR ENERGY SERVICES LLC, a New York limited liability company (“Major”), MAJOR ENERGY ELECTRIC SERVICES LLC, a New York limited liability company (“Electric”), RESPOND POWER LLC, a New York limited liability company (“Respond”), PERIGEE ENERGY, LLC, a Texas limited liability company (“Perigee”), VERDE ENERGY USA, INC., a Delaware corporation (“Verde Inc.”), VERDE ENERGY USA COMMODITIES, LLC, a Delaware limited liability company (“Verde Commodities”), VERDE ENERGY USA CONNECTICUT, LLC, a Delaware limited liability company (“Verde Connecticut”), VERDE ENERGY USA DC, LLC, a Delaware limited liability company (“Verde DC”), VERDE ENERGY USA ILLINOIS, LLC, a Delaware limited liability company (“Verde Illinois”), VERDE ENERGY USA MARYLAND, LLC, a Delaware limited liability company (“Verde Maryland”), VERDE ENERGY USA MASSACHUSETTS, LLC, a Delaware limited liability company (“Verde Massachusetts”), VERDE ENERGY USA NEW JERSEY, LLC, a Delaware limited liability company (“Verde New Jersey”), VERDE ENERGY USA NEW YORK, LLC, a Delaware limited liability company (“Verde New York”), VERDE ENERGY USA OHIO, LLC, a Delaware limited liability company (“Verde Ohio”), VERDE ENERGY USA PENNSYLVANIA, LLC, a Delaware limited liability company (“Verde Pennsylvania”), VERDE ENERGY USA TEXAS HOLDINGS, LLC, a Delaware limited liability company (“Verde Texas Holdings”), VERDE ENERGY USA TRADING, LLC, a Delaware limited liability company (“Verde Trading”), and VERDE ENERGY SOLUTIONS, LLC (“Energy Solutions”), and VERDE ENERGY USA TEXAS, LLC, a Texas limited liability company (fka Potentia Energy, LLC) (“Verde Texas”) (jointly, severally and together, the “Co-Borrowers,” and each individually, a “Co-Borrower”), SPARK ENERGY, INC. (“Parent”), a Delaware corporation, the Issuing Banks party hereto, COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Agent, and each financial institution which is a party hereto (collectively, the “Banks”). Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Co-Borrowers, the Parent, the Agent, and the Banks have entered into that certain Credit Agreement dated as of May 19, 2017, (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the total Commitments under the Credit Agreement as of November 2, 2017 are $150,000,000; and

WHEREAS, the Co-Borrowers wish to provide for the ability to increase total Commitments to the Credit Agreement up to a maximum of $200,000,000; and

WHEREAS, the parties hereto have agreed to make certain amendments to the Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:
SECTION 1. Amendments.

(a)	Clause (b)(i) of the definition of “Bridge Advance Cap” in Section 1.01 of the Credit Agreement is hereby amended by replacing “$30,000,000” with “$37,500,000”.

(b)	The definition of “L/C Caps” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
“L/C Caps” means the following sub-limit caps upon L/C Obligations under particular types of Letters of Credit Issued as follows:
(a)    Documentary and Standby Letters of Credit issued for the purpose of financing the purchase of Product and Performance Standby Letters of Credit, in each case with terms of up to 90 days - $150,000,000.
(b)    Documentary and Standby Letters of Credit issued for the purpose of financing the purchase of Product and Performance Standby Letters of Credit, in each case with terms of greater than 90 days and up to 365 days - $90,000,000 in the aggregate.
Provided that, any Letters of Credit that do not match the terms stated above due to the inclusion of an automatic renewal provision shall be permitted as long as the maximum number of days required for notice of non-renewal is ninety (90) days for Performance Standby Letters of Credit, and sixty (60) days for all other types of Letters of Credit. If Commitments are increased pursuant to Section 2.02(a), (a) the L/C Cap set forth in clause (a) above shall be increased on a dollar-for-dollar basis in an amount equal to any such increase; provided that, in no event shall the L/C Cap set forth in clause (a) above exceed $200,000,000 and (b) the L/C Cap set forth in (b) above shall be increased by an amount equal to 60% of any such increase; provided that, in no event shall the L/C Cap set forth in clause (b) above exceed $120,000,000. Such increases to be notified to the Co-Borrowers and the Banks pursuant to Section 2.02(a)(iii).

(c)	The definition of “Maximum Bridge Advance Cap” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
“Maximum Bridge Advance Cap” means $37,500,000, as such amount may be increased pursuant to Section 2.02(b).

(d)	The definition of “Maximum Working Capital Advance Cap” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
“Maximum Working Capital Advance Cap” means $150,000,000, as such amount may be increased pursuant to Section 2.02(b).

(e)	Section 2.02(a)(i) of the Credit Agreement is hereby amended by replacing such clause in its entirety as follows:
(i)    Subject to the conditions set forth in clauses (ii) and (iii) of this Section 2.02(a), the Co-Borrowers may request that the amount of the aggregate Commitments be increased one or more times, in each case in a minimum amount of $2,500,000 or in integral multiples of $2,500,000 in excess thereof; provided that the aggregate Commitments after any such increase may not exceed $200,000,000.

(f)	Section 2.02(b) of the Credit Agreement is hereby amended by replacing such clause in its entirety as follows:
(b)    Increase in Maximum Working Capital Advance Cap, Maximum Bridge Advance Cap, and L/C Cap.
(i)    In connection with any such increase in Commitments under clause (a) above, the Maximum Working Advance Capital Cap and Maximum Bridge Advance Cap shall increase as follows:
(1)    the Maximum Working Capital Advance Cap shall increase in an amount equal to 100% of the increase in Commitments in excess $150,000,000; provided that, in no event shall the Maximum Working Capital Advance Cap exceed $200,000,000.
(2)    the Maximum Bridge Advance Cap shall increase in an amount equal to 25% of the increase in Commitments in excess $150,000,000; provided that, in no event shall the Maximum Bridge Advance Cap exceed $50,000,000.
(ii)    In connection with any such increase in Commitments under clause (a) above, (A) clause (a) of the L/C Cap shall be increased on a dollar-for-dollar basis in an amount equal to any such increase in excess $150,000,000; provided that, in no event shall clause (a) of the L/C Cap exceed $200,000,000, and (B) clause (b) of the L/C Cap shall be increased by an amount equal to 60% of any such increase in excess $150,000,000; provided that, in no event shall clause (b) the L/C Cap exceed $120,000,000.
SECTION 2.Conditions to Effectiveness. This Amendment shall be effective as of the Effective Date upon the satisfaction of the following conditions precedent:

(a)Documentation. The Agent shall have received counterparts hereof duly executed by the Co-Borrowers, the Parent, the Agent, the Issuing Banks, and the Banks.
(b)Fees and Expenses. The Co-Borrowers shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement.
SECTION 3.    Representations and Warranties. Each of the Co-Borrowers hereby represents and warrants that after giving effect hereto:
(a)    The execution, delivery and performance by each Loan Party of this Amendment, have been duly authorized by all necessary corporate or limited liability company action, as applicable, and do not and will not contravene, conflict with or result in any breach or contravention of, or the creation of any Lien under any of such Loan Party’s organizational and governing documents, or any document evidencing any contractual obligation to which such Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its property is subject or any Requirement of Law, to the extent any such contravention, conflict or breach has or could reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole.
(b)    The representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the Effective Date (except to the extent such representations and warranties relate solely to an earlier date) and after giving effect to this Amendment.
(c)    No event has occurred and is continuing which constitutes a Default, an Event or Default or both.
SECTION 4.    Ratification of Obligations; Reaffirmation of Guaranty Agreement and Liens. Each of the Loan Parties hereby ratifies and confirms its Obligations under the Credit Agreement and the other Loan Documents and acknowledges that all other terms, provisions and conditions of the Credit Agreement and the other Loan Documents remain unchanged (except as modified hereby) and are in full force and effect. The Parent hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that it continues to unconditionally and irrevocably guarantee the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all of the Obligations. Each Loan Party hereby ratifies, confirms, acknowledges and agrees that all Liens now or hereafter held by the Agent for the benefit of the Secured Parties as security for payment of the Obligations remain in full force and effect.
SECTION 5.    Governing Law. This Amendment shall be construed in accordance with, and this Amendment, and all matters arising out of or relating in any way whatsoever to this

Amendment (whether in contract, tort, or otherwise) shall be governed by, the law of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligation Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
SECTION 6.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 7.    Loan Document. This Amendment is a Loan Document.
SECTION 8.    Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 9.    Entire Agreement. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES HERETO, AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF.
SECTION 10.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
CO-BORROWERS:

SPARK HOLDCO, LLC,
SPARK ENERGY, LLC
SPARK ENERGY GAS, LLC,
CENSTAR ENERGY CORP,
CENSTAR OPERATING COMPANY, LLC,
OASIS POWER, LLC,
OASIS POWER HOLDINGS, LLC,
ELECTRICITY MAINE, LLC,
ELECTRICITY N.H., LLC,
PROVIDER POWER MASS, LLC,
MAJOR ENERGY SERVICES LLC,
MAJOR ENERGY ELECTRIC SERVICES LLC,
RESPOND POWER LLC,
PERIGEE ENERGY, LLC,
VERDE ENERGY USA, INC.,
VERDE ENERGY USA COMMODITIES, LLC,
VERDE ENERGY USA CONNECTICUT, LLC,
VERDE ENERGY USA DC, LLC,
VERDE ENERGY USA ILLINOIS, LLC,
VERDE ENERGY USA MARYLAND, LLC,
VERDE ENERGY USA MASSACHUSETTS, LLC,
VERDE ENERGY USA NEW JERSEY, LLC,
VERDE ENERGY USA NEW YORK, LLC,
VERDE ENERGY USA OHIO, LLC,
VERDE ENERGY USA PENNSYLVANIA, LLC,
VERDE ENERGY USA TEXAS HOLDINGS, LLC,
VERDE ENERGY USA TEXAS, LLC,
VERDE ENERGY USA TRADING, LLC,
VERDE ENERGY SOLUTIONS, LLC,

Each By: /s/ Gil Melman
Name: Gil Melman
Title: Vice President and General Counsel

Signature Page to Amendment No. 1 to Credit Agreement
Spark Holdco, LLC, et al.

PARENT:

SPARK ENERGY, INC.,

By: /s/ Gil Melman
Name: Gil Melman
Title: Vice President and General Counsel

Signature Page to Amendment No. 1 to Credit Agreement
Spark Holdco, LLC, et al.

BANKS:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Agent, an Issuing Bank and a Bank

By: /s/ Naoko Kojima
Name: Naoko Kojima
Title: Executive Director

By: /s/ Jan Hendrik de Graaff
Name: Jan Hendrik de Graaff
Title: Managing Director

Signature Page to Amendment No. 1 to Credit Agreement
Spark Holdco, LLC, et al.

COMPASS BANK, as an Issuing Bank and a Bank

By: /s/ Collis Sanders
Name: Collis Sanders
Title: EVP

Signature Page to Amendment No. 1 to Credit Agreement
Spark Holdco, LLC, et al.

WOODFOREST NATIONAL BANK, as a Bank

By: /s/ Greg Mendez
Name: Greg Mendez
Title: SVP

Signature Page to Amendment No. 1 to Credit Agreement
Spark Holdco, LLC, et al.

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Bank

By: /s/ Mark Lvoff
Name: Mark Lvoff
Title: Managing Director

By: /s/ William Purdy
Name: William Purdy
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Spark Holdco, LLC, et al.

BROWN BROTHERS HARRIMAN & CO., as a Bank

By: /s/ Paul Feldman
Name: Paul Feldman
Title: MM

Signature Page to Amendment No. 1 to Credit Agreement
Spark Holdco, LLC, et al.

BOKF, NA, A NATIONAL BANKING ASSOCIATION DBA BANK OF TEXAS, as a Bank

By: /s/ Kenna Garinger
Name: Kenna Garinger
Title: Officer

Signature Page to Amendment No. 1 to Credit Agreement
Spark Holdco, LLC, et al.

ZB, N.A. DBA AMEGY BANK, as a Bank

By: /s/ Ryan Kim
Name: Ryan Kim
Title: AVP

Signature Page to Amendment No. 1 to Credit Agreement
Spark Holdco, LLC, et al.